UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2006

STRATFORD AMERICAN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Arizona	000-17078	86-0608035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 E. Arizona Biltmore Circle, Building 2, Suite 1270, Phoenix, Arizona	85016
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (602) 956-7809

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement

On April 20, 2006, Stratford American Corporation (the “Company”) entered into an Amendment to Agreement and Plan of Merger (the “Amendment”) with JDMD Investments, L.L.C., an Arizona limited liability company (“JDMD”), Stratford Holdings Investment, L.L.C., an Arizona limited liability company (“Stratford Holdings”), and Stratford Acquisition, L.L.C., an Arizona limited liability company and a wholly-owned subsidiary of Stratford Holdings (“Stratford Acquisition” and together with JDMD and Stratford Holdings, the “Buyout Parties”). The Amendment amends the Agreement and Plan of Merger among the Company and the Buyout Parties dated January 31, 2006 (the “Merger Agreement”). Pursuant to the terms of the Amendment, the consideration payable to each shareholder of the Company upon consummation of the merger will increase from $0.80 per share to $0.90 per share. All other terms of the Merger Agreement remained the same.

In connection with the proposed merger, the Company has filed a preliminary proxy statement with the Securities and Exchange Commission that will be amended to reflect the increased merger consideration. The Company will file the definitive proxy statement with the Securities and Exchange Commission and will mail the definitive proxy statement to its shareholders. SHAREHOLDERS AND INVESTORS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Shareholders and investors may obtain a free copy of the proxy statement (when available) and other documents filed by the Company at the Securities and Exchange Commission’s Web site at www.sec.gov.

The Company and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. INFORMATION REGARDING THE INTERESTS OF SUCH DIRECTORS AND EXECUTIVE OFFICERS, AND INFORMATION CONCERNING ALL OF THE PARTICIPANTS IN THE SOLICITATION WILL BE INCLUDED IN THE PROXY STATEMENT RELATING TO THE MERGER WHEN IT BECOMES AVAILABLE. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s Web site at www.sec.gov.

A copy of the Company’s press release is filed with this report as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(c)	Exhibits

2.1	Amendment to Agreement and Plan of Merger
99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2006	STRATFORD AMERICAN CORPORATION

	By:	/s/ David H. Eaton

	Name:	David H. Eaton
	Its:	Chairman

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